SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Tax-Managed Buy-Write Opportunities Fund (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Management

February 2, 2023

Dear Shareholder:

As you may know, Eaton Vance Management has proposed, and the Board of Trustees (the “Board”) approved, a proposal to merge Eaton Vance Tax-Managed Buy-Write Strategy Fund (the “Fund”) into Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Buy-Write Opportunities Fund”) (the “Reorganization”). Proxy materials were mailed to shareholders in January 2023 and a Special Shareholder Meeting (the “Meeting”) was set for February 2, 2023. At the Meeting, the votes were counted and presented at which point Eaton Vance Management and the Board concluded that they did not receive enough votes to meet the vote required to approve the proposal. They did, however, note the votes received were overwhelmingly in FAVOR of the proposal. With that said, the Meeting was adjourned to Thursday, March 16, 2023, at 1:00 p.m. Eastern Time, to allow shareholders additional time to review the proxy material and Vote.

PROPOSAL RATIONALE

Shareholders of the Fund are expected to benefit from the Reorganization because, among other benefits, they would become shareholders of a significantly larger fund that has identical investment objectives and substantially similar investment policies and restrictions as the Fund you are invested in. Following the Reorganization, the Buy-Write Opportunities Fund is expected to have a lower gross expense ratio and an identical or slightly lower total net expense ratio and combined advisory and administrative fee rate as is currently borne by the Fund.

YOUR VOTE IS IMPORTANT!

the Fund’S Board of Trustees believes the proposal Is in the shareholders’ best interestS and recommends that you vote “FOR” the proposal. please take a moment now to vote!

For your convenience, we have enclosed a copy of the proxy card for your review and to vote. If you have any questions about the proposal, please call 1-800-467-0743.

Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Adjournment of Special Meeting of Shareholders of

Eaton Vance Tax-Managed Buy-Write Strategy Fund

BOSTON, MA, February 2, 2023 — Eaton Vance Tax-Managed Buy-Write Strategy Fund (NYSE: EXD) (the “Fund”) held a special meeting of shareholders earlier today (the “Special Meeting”). At the Special Meeting, Fund shareholders were asked to approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized with and into Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV), as approved by the Fund’s Board of Trustees. The Special Meeting was adjourned to March 16, 2023 at 1:00 p.m. Eastern time to allow more time for shareholders to vote. The November 21, 2022 record date for shareholders entitled to vote at the adjourned Special Meeting remains unchanged. Information about the adjourned Special Meeting appears below.

If, as of November 21, 2022, you were a Fund shareholder and have not yet voted, the Fund urges you to submit your vote in advance of the adjourned Special Meeting by one of the methods described in the Fund’s proxy materials. The Fund’s proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

If, as of November 21, 2022, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the adjourned Special Meeting, you should email your full name and address to the Fund’s proxy solicitor, AST Fund Solutions (“AST”), at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the adjourned Special Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. All requests to participate in and/or vote at the adjourned Special Meeting must be received by AST by no later than 3:00 p.m. Eastern time on March 15, 2023. If you are a record holder of shares of the Fund and plan to attend the meeting in person, you must show a valid photo identification (such as a driver’s license) and attest, in writing, that you have been fully vaccinated against COVID-19 to gain admission to the meeting.

If, as of November 21, 2022, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the adjourned Special Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the adjourned Special Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the adjourned Special Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement or letter from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the adjourned Special Meeting. All requests to participate in and/or vote at the adjourned Special Meeting must be received by AST by no later than 3:00 p.m. Eastern time on March 15, 2023. If you hold shares of the Fund through an intermediary and plan to attend and vote at the meeting in person, you will be required to show a valid photo identification, your authority to vote your shares (referred to as a “legal proxy”) and attest, in writing, that you have been fully vaccinated against COVID-19 to gain admission to the meeting.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the adjourned Special Meeting, and an AST representative will contact you to answer your questions.

Additional Information about the Funds and the Reorganization

This press release is not intended to, and does not, constitute an offer to purchase or sell shares of the Funds; nor is this press release intended to solicit a proxy from any shareholder of the Funds. The solicitation of the purchase or sale of securities or proxies to effect the reorganization described herein will only be made by the final, effective registration statement, which includes the definitive proxy statement/prospectus declared effective by the U.S. Securities and Exchange Commission (the SEC).

The Funds and their trustees and officers, Eaton Vance Management and its officers and employees, and other persons may be deemed to be participants in the solicitation of proxies with respect to the reorganization described herein. Fund shareholders and other investors may obtain more detailed information regarding the direct and indirect interests of a Fund’s trustees and officers, Eaton Vance Management and its officers and employees, and other persons by reading the proxy statement/prospectus relating to the reorganization.

Fund shareholders are urged to read the proxy statement/prospectus and any other relevant documents because they contain important information about the proposed reorganization. Copies of the proxy statement/prospectus are available on the SEC’s website at www.sec.gov.

The Funds’ shares are subject to investment risk, including possible loss of principal invested. No Fund is a complete investment program and you may lose money investing in a Fund. An investment in a Fund may not be appropriate for all investors. Additional information about the Funds, including performance and portfolio characteristic information, is available at www.eatonvance.com.

Statements in this press release that are not historical facts are forward-looking statements as defined by the United States securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that are, in some cases, beyond a Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.